LEASES - Maturity analysis of the annual undiscounted cash flows (Details) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Maturity analysis of the annual undiscounted cash flows
2021	$ 17,838
2022	15,452
2023	15,826
2024	11,573
2025	11,410
2026 and thereafter	51,330
Less imputed interest	30,265
Total operating lease liabilities	93,164
Less: current operating lease liabilities	16,856	$ 16,399
Non-current operating lease liabilities	$ 76,308	$ 71,012